UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 23, 2007
Wyndham Worldwide Corporation
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32876 (Commission File No.)	20-0052541 (I.R.S. Employer Identification Number)

Seven Sylvan Way Parsippany, NJ (Address of principal executive office)		07054 (Zip Code)
Registrant’s telephone number, including area code: (973) 753-6000
None

(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01. Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1: INDENTURE AND SERVICING AGREEMENT
EX-99.1: PRESS RELEASE

Item 1.01 Entry into a Material Definitive Agreement.
On May 23, 2007, our Sierra Timeshare 2007-1 Receivables Funding, LLC subsidiary (the “Issuer”) issued $125,000,000 aggregate principal amount of 5.27% Vacation Timeshare Loan Backed Notes, Series 2007-1, Class A-1, due 2019 and $475,000,000 aggregate principal amount of Floating Rate Vacation Timeshare Loan Backed Notes, Series 2007-1, Class A-2, due 2019 bearing interest at one-month LIBOR plus 0.15% per annum (collectively, the “Series 2007-1 Notes”) under the Indenture and Servicing Agreement, dated as of May 23, 2007, by and among the Issuer, Wyndham Consumer Finance, Inc., as Servicer, and U.S. Bank National Association, as Trustee and as Collateral Agent (the “Indenture”). The Series 2007-1 Notes are secured under the Indenture primarily by a pool of pledged loans, each relating to the financing of one or more vacation ownership interests by a consumer, and related pledged assets. In addition, the payment of interest on, and principal of, the Series 2007-1 Notes are insured by a financial guaranty insurance policy issued by Financial Guaranty Insurance Company. A copy of the Indenture is attached hereto as Exhibit 10.1 and is incorporated by reference herein.
Certain of the initial purchasers of the 2007-1 Notes, the Trustee and the Collateral Agent, and their respective affiliates, have performed and may in the future perform, various commercial banking, investment banking and other financial advisory services for us and our subsidiaries for which they have received, and will receive, customary fees and expenses. Certain of the initial purchasers are affiliates of one or more entities who also serve as investors, or as administrators of investors, with respect to asset-backed commercial paper conduits that hold certain Secured Variable Funding Notes, issued by our Sierra Timeshare Conduit Receivables Funding Company, LLC subsidiary, which were partially or fully repaid with the proceeds from the sale of the Series 2007-1 Notes.
A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Indenture and Servicing Agreement, dated as of May 23, 2007, by and among Sierra Timeshare 2007-1 Receivables Funding, LLC, as Issuer, Wyndham Consumer Finance, Inc., as Servicer, U.S. Bank National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent.

Exhibit 99.1	Press Release of Wyndham Worldwide Corporation dated May 23, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION
Date: May 24, 2007	By:	/s/ Virginia M. Wilson
Virginia M. Wilson
Chief Financial Officer

WYNDHAM WORLDWIDE CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated May 23, 2007
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Indenture and Servicing Agreement, dated as of May 23, 2007, by and among Sierra Timeshare 2007-1 Receivables Funding, LLC, as Issuer, Wyndham Consumer Finance, Inc., as Servicer, U.S. Bank National Association, as Trustee, and U.S. Bank National Association, as Collateral Agent.

Exhibit 99.1	Press Release of Wyndham Worldwide Corporation dated May 23, 2007.